                                 USLIFE INCOME
                                 FUND, INC.

                                 SEMI-ANNUAL
                                 REPORT







                               DECEMBER 31, 1998



[AMERICAN GENERAL FINANCIAL GROUP LOGO]

The Variable Annuity Life Insurance Company (VALIC)
2929 Allen Parkway - Houston, TX 77019


VA 10643 VER 12/98

================================================================================
USLIFE INCOME FUND, INC.
2929 Allen Parkway
Houston, TX 77019



DEAR SHAREHOLDER:

USLIFE Income Fund reported net investment income of $2,176,596 or $0.39 per share for the six months ended December 31, 1998, versus $2,116,169 or $0.37 per share for December 31, 1997. Net assets of the fund were $59,759,175 or $10.59 per share at December 31, 1998, versus $60,253,791 or $10.68 per share on December 31, 1997. Cash dividends totaling $0.38 per share were paid to shareholders during the six months ending December 31, 1998.

Your fund's return of 2.08% for the six months ended December 31, 1998, assuming reinvestment of dividends, compared favorably with its relevant environment. The Merrill Lynch Corporate Government Index returned 5.07% while the Merrill Lynch High Yield Bond Index returned a negative 0.81%.

The fund had 50.5% of its assets in investment grade issues and 49.5% of its assets in below investment grade issues on December 31, 1998. The fund continues its policy of achieving maximum yield consistent with preservation of capital.

Your board of directors declared a quarterly dividend of $0.19 per share on January 19, 1999, payable on March 1, 1999 to shareholders of record on February 19, 1999. We encourage those shareholders not already participating in USLIFE Income Fund's Automatic Dividend Investment Plan, described on page 10, to enroll in the Plan.

The outlook for the 1999 is positive for bond investors. Economic growth is expected to slow over the course of the year, but the economy is unlikely to go into a recession. Inflation continues to appear to be well-contained, with forecasts of approximately 1.0% to 1.5% for the year. Interest rates, as measured by the yield on the 30 year US Treasury bond, are likely to be between 5.0% and 5.5%.

Sincerely,


/s/ PETER V. TUTERS

Peter V. Tuters
President

================================================================================
USLIFE INCOME FUND, INC.
STATEMENT OF NET ASSETS (UNAUDITED)
DECEMBER 31, 1998

      PAR VALUE                                                                                     MARKET VALUE
      ---------                                                                                     ------------

                  CORPORATE BONDS - 97.32%
                  AEROSPACE/DEFENSE - 1.76%
    $  500,000    Loral Corp., 7.00% due 9/15/23............................................        $  522,890
       500,000    Raytheon Co., 7.38% due 7/15/25...........................................           526,230
                                                                                                    ----------
                                                                                                     1,049,120
                                                                                                    ----------
                  BANKS - REGIONAL - 4.46%
     2,500,000    Zions Institutional Capital Trust A, 8.54% due 12/15/26...................         2,665,525
                                                                                                    ----------
                  BROADCASTING - 4.44%
     2,500,000    CSC Holdings, Inc., 7.88% due 2/15/18.....................................         2,545,075
       100,000    Cumulus Media Inc., 10.38% due 7/01/08....................................           106,000
                                                                                                    ----------
                                                                                                     2,651,075
                                                                                                    ----------
                  CHEMICAL - MAJOR - 0.82%
       500,000    Koppers Industry, Inc., 9.88% due 12/01/07................................           490,000
                                                                                                    ----------
                  CONGLOMERATES - 3.16%
     2,000,000    Loews Corp., 7.00% due 10/15/23...........................................         1,889,560
                                                                                                    ----------
                  CONSUMER FINANCE - 0.49%
       300,000    AmeriCredit Corp., 9.25% due 2/01/04......................................           294,000
                                                                                                    ----------
                  CONTAINER METAL GLASS - 0.79%
       450,000    BWAY Corp., 10.25% due 4/15/07............................................           471,375
                                                                                                    ----------
                  ENTERTAINMENT - 0.16%
       100,000    MTS, Inc., 9.38% due 5/01/05..............................................            97,000
                                                                                                    ----------
                  FINANCIAL SERVICES - 0.87%
       500,000    Tembec Finance, 9.88% due 9/30/05.........................................           520,000
                                                                                                    ----------
                  FOODS - 0.74%
       500,000    Borden Inc., 7.88% due 2/15/23............................................           443,045
                                                                                                    ----------
                  FREIGHT - 0.86%
       500,000    Coach USA, Inc., 9.38% due 7/01/07........................................           512,500
                                                                                                    ----------
                  HEALTHCARE - 3.60%
     2,150,000    Kuala Healthcare, Inc. (promissory note), 6.00% due 8/31/03...............         1,542,625
       100,000    Integrated Health Svcs, 10.25% due 4/30/06................................            99,000
       500,000    Unilab Corp., 11.00% due 4/01/06..........................................           512,500
                                                                                                    ----------
                                                                                                     2,154,125
                                                                                                    ----------
                  HOME BUILDERS - 3.95%
     2,250,000    Fortress Group Inc., 13.75% due 5/15/03...................................         2,362,500
                                                                                                    ----------
                  HOSPITAL MANAGEMENT - 1.75%
     1,000,000    Tenet Healthcare Corp., 8.63% due 1/15/07.................................         1,045,000
                                                                                                    ----------

         See accompanying notes to financial statements.

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USLIFE INCOME FUND, INC.
STATEMENT OF NET ASSETS (UNAUDITED) CONTINUED
December 31, 1998

    PAR VALUE                                                                                     MARKET VALUE
    ---------                                                                                     ------------

                  INSURANCE - MULTILINE - 4.30%
  $  2,300,000    Zurich Capital Trust, 8.38% due 6/01/37...................................      $  2,570,917
                                                                                                  ------------
                  MACHINE - CONTRACT - 3.67%
     2,250,000    Rental Service Corp., 9.00% due 5/15/08...................................         2,193,750
                                                                                                  ------------
                  MACHINERY - INDUSTRIAL/SPECIALTY - 0.86%
       500,000    Synthetic Industries, Inc., 9.25% due 2/15/07.............................           515,000
                                                                                                  ------------
                  MEDICAL TECHNOLOGY - 0.45%
       300,000    Pharmerica Inc., 8.38% due 4/01/08........................................           269,250
                                                                                                  ------------
                  MERCHANDISING - DEPARTMENT - 0.17%
       100,000    True Temper Sports Inc., 10.88% due 2/01/08...............................            99,500
                                                                                                  ------------
                  MERCHANDISING - MASS - 4.46%
     2,500,000    K Mart Funding Corp., 9.44%  due 7/01/18..................................         2,667,825
                                                                                                  ------------
                  MERCHANDISE - SPECIALTY - 0.74%
       500,000    Finlay Fine Jewelry Corp., 8.38% due 5/01/08..............................           440,000
                                                                                                  ------------
                  METALS - MISCELLANEOUS - 3.45%
     1,850,000    Inco Limited, 9.60% due 6/15/22...........................................         2,064,415
                                                                                                  ------------
                  OIL - INTEGRATED DOMESTIC - 1.62%
       750,000    Tesoro Petroleum Corp., 9.00% due 7/01/08.................................           731,250
       200,000    USX-Marathon Group, 9.13% due 1/15/13.....................................           238,982
                                                                                                  ------------
                                                                                                       970,232
                                                                                                  ------------
                  OIL - SERVICE - PRODUCTS - 0.75%
       500,000    Parker Drilling Co., 9.75% due 11/15/06...................................           450,000
                                                                                                  ------------
                  PAPER/FOREST PRODUCTS - 8.31%
     2,300,000    Boise Cascade Co., 7.99% due 9/13/13......................................         2,317,756
       500,000    Georgia-Pacific Corp., 9.63% due 3/15/22..................................           563,490
     2,000,000    Georgia-Pacific Corp., 8.25% due 3/01/23..................................         2,086,820
                                                                                                  ------------
                                                                                                     4,968,066
                                                                                                  ------------
                  POLLUTION CONTROL - 2.57%
     1,500,000    LES, Inc., 9.25% due 6/01/28..............................................         1,537,500
                                                                                                  ------------
                  PUBLISHING - NEWS - 4.70%
     2,500,000    News America Holdings, 8.15% due 10/17/36.................................         2,810,600
                                                                                                  ------------
                  RESTAURANTS - 1.98%
       500,000    Apple South Inc., 9.75% due 6/01/06.......................................           475,000
       500,000    Dominos Inc., 10.38% due 1/15/09..........................................           500,000
       100,000    Perkins Family Restaurant, 10.13% due 12/15/07............................           106,000
       100,000    Southern Foods, 9.88% due 9/01/07.........................................           104,500
                                                                                                  ------------
                                                                                                     1,185,500
                                                                                                  ------------

         See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
STATEMENT OF NET ASSETS (UNAUDITED) CONTINUED
DECEMBER 31, 1998

    PAR VALUE                                                                                     MARKET VALUE
    ---------                                                                                     ------------

                  SAVINGS & LOAN - 5.07%
  $  2,700,000    Ahmanson Capital Trust, 8.36% due 12/01/26................................      $  3,023,973
                                                                                                  ------------
                  TELECOMMUNICATIONS -  7.85%
       500,000    Amphenol Corp., 9.88% due 5/15/07.........................................           510,000
     1,450,000    GCI, Inc., 9.75% due 8/01/07..............................................         1,435,500
       100,000    Global Crossing Holdings, Ltd., 9.63% due 5/15/08.........................           105,000
       100,000    Intermedia Communications, Inc., 8.50% due 1/15/08........................            95,000
     1,000,000    IXC Communications, Inc., 9.00% due 4/15/06...............................         1,007,500
     1,500,000    NTL Inc., 10.00% due 2/15/07..............................................         1,530,000
                                                                                                  ------------
                                                                                                     4,683,000
                                                                                                  ------------
                  TOBACCO - 4.47%
     2,600,000    RJR Nabisco, Inc., 9.25% due 8/15/13......................................         2,673,216
                                                                                                  ------------
                  UTILITIES - ELECTRIC - 14.05%
       500,000    Boston Edison, 9.38% due 8/15/21..........................................           558,505
       900,000    Boston Edison, 8.25% due 9/15/22..........................................           995,211
       865,000    Commonwealth Edison, 8.38% due 9/15/22....................................           943,983
     2,600,000    Niagara Mohawk Power Corp., 9.50% due 3/01/21.............................         2,767,986
     2,600,000    Toledo Edison, 9.22% due 12/15/21.........................................         3,120,416
                                                                                                  ------------
                                                                                                     8,386,101
                                                                                                  ------------
                  TOTAL CORPORATE BONDS
                  (Cost $57,305,763)........................................................        58,153,670
                                                                                                  ------------
                  CORPORATE SHORT TERM COMMERICAL PAPER - 1.17%
                  UTILITIES - GAS
       700,000    Michigan Consolidated Gas, 5.40% due 1/04/99..............................           699,685
                                                                                                  ------------
                  TOTAL CORPORATE SHORT TERM COMMERICAL PAPER
                  (Cost $699,685)...........................................................           699,685
                                                                                                  ------------
                  TOTAL INVESTMENTS (Cost $58,005,448) - 98.48%.............................        58,853,355
                                                                                                  ------------
                  Other assets less liabilities - 1.52%.....................................           905,820
                                                                                                  ------------
                  NET ASSETS - 100% ........................................................     $  59,759,175
                                                                                                 =============

===============================================================================================================

NET ASSETS REPRESENTED BY:
Capital stock, $1.00 par value, 10,000,000 shares authorized,
 5,643,768 shares outstanding ..............................................................     $   5,643,768
Additional paid in capital .................................................................        53,463,304
Accumulated net realized loss on securities (Note 1)........................................        (1,225,554)
Undistributed net investment income ........................................................         1,029,750
Unrealized appreciation of investments......................................................           847,907
                                                                                                  ------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING.................................................     $  59,759,175
                                                                                                 =============

         See accompanying notes to financial statements.

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USLIFE INCOME FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest.....................................................................................     $  2,514,274
                                                                                                  ------------

EXPENSES:
Advisory fee.................................................................................          203,167
Transfer agent fees and expenses.............................................................           28,834
Treasury and secretarial services............................................................           25,136
Legal and audit fees.........................................................................           23,767
Directors' fees..............................................................................           19,693
Printing, stationery and supplies............................................................           10,613
New York stock exchange listing fees.........................................................            7,754
Interest on directors' deferred compensation.................................................            7,025
Insurance expense............................................................................            6,133
Custodian fee................................................................................            3,375
Miscellaneous................................................................................            2,181
                                                                                                  ------------
   Total expenses............................................................................          337,678
                                                                                                  ------------
NET INVESTMENT INCOME........................................................................        2,176,596
                                                                                                  ------------

REALIZED AND UNREALIZED LOSS ON SECURITIES:
Net realized loss on securities..............................................................         (152,800)
Net unrealized depreciation on securities during the period..................................         (790,214)
                                                                                                  ------------
   Net realized and unrealized loss on securities during the period..........................         (943,014)
                                                                                                  ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................................     $  1,233,582
                                                                                                  ------------

================================================================================

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)                                       For the             For the
                                                                                six months ended    fiscal year ended
                                                                                December 31, 1998     June 30,1998
                                                                                -----------------   -----------------

OPERATIONS:
Net investment income ........................................................     $  2,176,596       $  4,234,940
Net realized gain (loss) on securities .......................................         (152,800)         1,444,424
Net unrealized appreciation (depreciation) of securities during the period ...         (790,214)         1,862,798
                                                                                   ------------       ------------
   Increase in net assets resulting from operations...........................        1,233,582          7,542,162
                                                                                   ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................................       (2,144,632)        (4,289,264)
                                                                                   ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................................         (911,050)         3,252,898
                                                                                   ------------       ------------

NET ASSETS:
Beginning of period...........................................................       60,670,225         57,417,327
                                                                                   ------------       ------------
End of period (including undistributed net investment income
 of $1,029,750 December 31, 1998 and $997,787 June 30, 1998) .................     $ 59,759,175       $ 60,670,225
                                                                                   ============       ============

         See accompanying notes to financial statements.

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USLIFE INCOME FUND, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of distributions. Total returns and ratios for periods of less than one year are not annualized.


                                                      FOR THE                  FISCAL YEAR ENDED JUNE 30,
                                                  SIX MONTHS ENDED    ---------------------------------------------
PER SHARE DATA                                    DECEMBER 31, 1998     1998     1997       1996     1995     1994
                                                  -----------------   -------  -------     ------- -------  -------

Net asset value at beginning of period..............   $ 10.75        $ 10.17  $  9.62     $ 10.07 $  9.39  $ 10.28
                                                       -------        -------  -------     ------- -------  -------
Income (loss) from investment operations:
   Net investment income............................       .39            .75      .73         .76     .76      .75
   Net realized and unrealized gain (loss)
      on securities ................................      (.17)           .59      .62        (.41)    .72     (.77)
                                                       -------        -------  -------     ------- -------  -------
   Total income (loss) from investment operations...       .22           1.34     1.35         .35    1.48     (.02)
                                                       -------        -------  -------     ------- -------  -------
Distributions:
   Distributions from net investment income.........      (.38)          (.76)    (.80)       (.80)   (.80)    (.87)
                                                       -------        -------  -------     ------- -------  -------
   Net asset value, end of period...................   $ 10.59        $ 10.75  $ 10.17     $  9.62 $ 10.07  $  9.39
                                                       =======        =======  =======     ======= =======  =======
   Market value, end of period......................   $ 10.00        $  9.63  $  9.13     $  9.00 $  9.25  $  9.38
                                                       =======        =======  =======     ======= =======  =======

Total investment return*:
   Based on market value............................      7.84%         14.01%   10.48%       5.56%   7.72%   (5.10%)
   Based on net asset value.........................      2.08%         13.57%   15.19%       3.64%  17.08%   (0.60%)

RATIOS AND SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..........      0.57%          1.12%    1.19%       1.17%   1.22%    1.16%
   Ratio of net investment income to average
       net assets ..................................      3.66%          7.11%    7.43%       7.49%   7.99%    7.38%
   Portfolio turnover rate..........................     23.52%         73.24%   25.77%      29.55%  29.93%   46.72%
   Number of shares outstanding at end of
       period (000's) ..............................     5,644          5,644    5,644       5,644   5,644    5,638
   Net assets, end of period (000's)................   $59,759        $60,670  $57,417     $54,279 $56,834  $52,940
   Average net assets, during the period (000's)....   $59,507        $59,597  $55,764     $56,914 $53,474  $57,031

* Total returns reflect the change in net asset value or market value during each period, assuming that dividends and capital gains distributions, if any, were reinvested in accordance with the Automatic Dividend Investment Plan available to shareholders. Total return based on net asset value may not be representative of a shareholder's actual total return due to the difference between the net asset value and the current market value of a share as traded on the exchange.

================================================================================
USLIFE INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

USLIFE Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed end diversified management investment company.

The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). GAAP requires accruals which occasionally are based upon management estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  INVESTMENT VALUATION

    Listed securities are valued at the last reported sale price on the principal exchange on which the security is traded. In the absence of any sales that day, securities are valued at the last reported bid price, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Short term debt securities for which market quotations are readily available are valued at the last reported bid price. However, short term securities with a remaining maturity of 60 days or less are valued by the amortized cost method which approximates fair market value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by, or under authority delegated by, the Fund's Board of Directors.

B.  FEDERAL INCOME TAXES

    The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore no federal income tax provision is required. At December 31, 1998, the Fund had a net capital loss carry forward of approximately $1.1 million expiring on June 30, 2002.

C.  INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME

    Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the basis of identified cost. Dividend income, if any, is recorded on the ex-dividend date. Coupon interest income on investments is accrued daily. Market premiums on securities are not being amortized and discounts are not being accrued, except for original issue discounts which are being accrued for tax purposes.

D.  DISTRIBUTION TO SHAREHOLDERS

    Distributions to shareholders are recorded on the record date. The Fund declares dividends from net investment income quarterly. Capital gains distributions in excess of any existing capital loss carry forwards, are declared annually.

    Investment income and capital gains and losses are recognized in accordance with generally accepted accounting principles ("book"). Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with federal tax regulations ("tax") which may differ from book basis earnings. At the end of the year, offsetting adjustments to undistributed net investment income and undistributed net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On September 24, 1997, the shareholders of the Fund approved an investment advisory agreement with The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser"). VALIC is an indirect wholly-owned subsidiary of American General Corporation, Houston, Texas. The Adviser receives a monthly fee equal to the sum of: a) 0.04167% of the Fund's adjusted net assets (month end net assets, less net investment income for the month) and b) 2-1/2% of the Fund's net investment income, minus interest on borrowed funds during the month. During the six months ended December 31, 1998, the Fund paid VALIC $203,167 for providing advisory services.

================================================================================
USLIFE INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
CONTINUED

In accordance with the investment advisory agreement, the Fund reimburses the Adviser $50,000 per year for services performed on behalf of the Fund by the Secretary and the Treasurer and personnel operating under their direction. During the six months ended December 31, 1998, the Fund paid VALIC $25,136 for providing these services.

At December 31, 1998, the Fund had a deferred compensation liability to a former Director of the Fund which totaled $242,861 including accrued interest payable by the Fund.

Certain officers and directors of the Fund are officers and directors of VALIC.

NOTE 3 - INVESTMENT ACTIVITY

At December 31, 1998, the identified cost of investments for federal income tax purposes was $58,005,448 resulting in gross unrealized appreciation of $1,960,520, gross depreciation of $1,112,613, and net unrealized appreciation of $847,907.

During the six months ended December 31, 1998, purchases and sales of investments, other than short-term investments, aggregated $13,979,015 and $13,567,186, respectively.

NOTE 4 - BANK LINE OF CREDIT

The Fund participates in a $250,000 unsecured line of credit to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are tied to the federal funds rate in effect at the time of borrowings. At December 31, 1998, there were no outstanding borrowings under the line of credit.

NOTE 5 - SUBSEQUENT EVENT

On January 19, 1999, the Board of Directors declared a quarterly dividend of $0.19 per share. The dividend will be payable on March 1, 1999 to shareholders of record on February 19, 1999.

NOTE 6 - YEAR 2000

VALIC serves as investment adviser to the Fund. VALIC initiated its Year 2000 readiness plan in 1995. Since that time, VALIC management along with a team of skilled information technology and business professionals have been dedicated to achieving the objectives of the plan. This plan calls for the renovation, upgrade and/or replacement of our mission critical computer systems, whether developed internally or otherwise. It includes the five steps that we believe are essential to Year 2000 readiness: inventory and discovery; analysis; construction; testing; and implementation. As of December 31, 1998, we have substantially completed all steps with respect to our critical systems.

VALIC's plan also includes an evaluation of the status of our key third party relationships and their efforts in addressing Year 2000 issues. Throughout 1999 we will continue to work with critical third party dependencies and to develop contingency plans for any identified risks or shortcomings. If significant third parties fail to achieve Year 2000 readiness on a timely basis, then the Year 2000 issue could have a material adverse impact on the operations of VALIC and the Fund. However, the third party contingency plans we develop are meant to identify those risks and provide alternative actions should a third party not achieve readiness. While we believe no one can predict with certainty outcomes as to all the issues that may arise, VALIC is confident that its comprehensive plan and resource commitment will allow it to meet its Year 2000 objectives.

Through December, 1998, VALIC has incurred and expensed $26.7 million (pretax) related to Year 2000 readiness, including $20.2 million incurred during 1998. VALIC currently anticipates that it will incur future costs of $2.1 million for additional internal staff, third party vendors, and other expenses to maintain readiness and complete third party contingency plans.

================================================================================
USLIFE INCOME FUND, INC.
SUPPLEMENTARY INFORMATION (UNAUDITED)

AUTOMATIC DIVIDEND INVESTMENT PLAN

Shareholders may elect to enroll in the Fund's Automatic Dividend Investment Plan ("Plan"). All distributions of the Fund's net investment income and net realized short-term and long-term capital gains, if any, will automatically be received or invested in shares of the Fund's common stock at their net asset value or market price plus the cost of brokerage commissions, whichever is lower. Shares will be held by Chase Manhattan Bank, the Plan agent, in an account for each participant in non-certificated form. Participation in the Plan will not relieve participants of any capital gains or income tax payable on dividends or distributions reinvested under the Plan. Participation in the Plan can be terminated at any time up to the next dividend record date by writing to Chase Manhattan Bank. Upon termination, stock certificates for full shares will be issued to the participant or, at the participant's direction, sold at the current market price. Any fractional shares at the time of termination will be converted to cash at the current market price. A check for the proceeds, less brokerage commissions and any other costs of sale, will be sent to the participant. For additional information on the Plan, please write ChaseMellon Shareholder Services, L.L.C. 450 West 33rd Street, New York, NY 10001 or call 1-800-526-0801.

ANNUAL MEETING OF SHAREHOLDERS

PROXY VOTING RESULTS

The Annual Meeting of Shareholders of the Fund was held on November 20, 1998. The results of the proposals voted on by shareholders of the Fund were as follows:

Approve amendments to the Fund's Articles of Incorporation and Bylaws to require a vote of at least 75% of the Fund's shareholders to approve:

(a) any proposal to convert the Fund from a closed-end investment company to an open-end investment company; (b) any shareholder proposal as to specific investment decisions made or to be made regarding the Fund's assets, and (c) any business combination.

      For...........................  2,916,075

      Against.......................    366,048

      Abstain.......................    115,687

      Broker Non-Vote...............  1,360,381

      Total Outstanding.............  4,758,191

Approve amendments to the Fund's Articles of Incorporation and Bylaws to provide for the establishment of three classes of Directors with each class having a term of office no greater than three years and with the term of office for each class expiring in successive calendar years.

      For...........................  2,944,234

      Against.......................    330,671

      Abstain.......................    122,903

      Broker Non-Vote...............  1,360,383

      Total Outstanding.............  4,758,191

Election of twelve Directors to hold office until their successors are elected and qualified.

                                                                                     Total
Nominee                                        For             Withheld           Outstanding

Thomas L. West                              4,496,719           261,472             4,758,191
Dr. Judith L. Craven                        4,483,908           274,283             4,758,191
Dr. Timothy J. Ebner                        4,490,748           267,443             4,758,191
Hon. Gustavo E. Gonzales, Jr.               4,491,856           266,335             4,758,191
John A. Graf                                4,493,877           264,314             4,758,191
Dr. Norman Hackerman                        4,477,673           280,518             4,758,191
Dr. John Wm. Lancaster                      4,478,755           279,436             4,758,191
Ben H. Love                                 4,492,935           265,256             4,758,191
Dr. John E. Maupin, Jr.                     4,490,448           267,743             4,758,191
Dr. F. Robert Paulsen                       4,479,963           278,228             4,758,191
Dr. R. Miller Upton                         4,479,773           278,418             4,758,191
Craig R. Rodby                              4,499,451           258,740             4,758,191

Ratify the selection of KPMG Peat Marwick LLP as independent auditor of the Fund for the fiscal year ending June 30, 1999.

     For             Against             Abstain             Total Outstanding

  4,463,073          197,606              97,512                 4,758,191

BOARD OF DIRECTORS

Judith L. Craven
Timothy J. Ebner
Gustavo E. Gonzales, Jr.
John A. Graf
Norman Hackerman
John W. Lancaster
Ben H. Love
John E. Maupin, Jr.
F. Robert Paulsen
Craig R. Rodby
R. Miller Upton
Thomas L. West, Jr.

OFFICERS

Craig R. Rodby, Chairman
Peter V. Tuters, President
Leon A. Olver, Vice President
Cynthia A. Toles, Vice President and Secretary
Gregory R. Seward, Treasurer
Nori L. Gabert, Vice President and Assistant Secretary
Cynthia A. Gibbons, Assistant Vice President
Kathryn A. Pearce, Assistant Treasurer
Jaime M. Sepulveda, Assistant Treasurer
Heriberto Valdez, Assistant Treasurer

INVESTMENT ADVISER

The Variable Annuity Life Insurance Company (VALIC)
2929 Allen Parkway
Houston, TX 77019

SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholders Services, L.L.C.
450 West 33rd Street
New York, NY 10001

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP
700 Louisiana, Suite 3100
Houston, TX 77002